 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alarm.com Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALARM.COM HOLDINGS, INC. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2026 at 9:00 a.m. Eastern Daylight Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and Annual Report on Form 10-K are available at https://web.viewproxy.com/ALRM/2026 If you want to receive a paper or e-mail copy of these documents, you must request one by following the instructions below on or before May 26, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Alarm.com Holdings, Inc.: The 2026 Annual Meeting of Stockholders of Alarm.com Holdings, Inc. will be held on June 3, 2026 at 9:00 a.m. Eastern Daylight Time. Notice is hereby given that the Annual Meeting of Stockholders of ALARM.COM HOLDINGS, INC. will be held on June 3, 2026 at 9:00 a.m. Eastern Daylight Time at 8281 Greensboro Drive, Suite 100, Tysons, Virginia 22102 for the following purposes: The Board recommends a vote “FOR” each of the director nominees listed in Proposal 1, and “FOR” Proposals 2 and 3. Proposal 1: To elect the eight (8) nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. NOMINEES: (1) Donald Clarke (5) Darius G. Nevin (2) Rear Admiral (Ret.) Stephen Evans (6) Stephen Trundle (3) Cecile Harper (7) Timothy J. Whall (4) Timothy McAdam (8) Simone Wu Proposal 2: To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

Internet: Go to https://web.viewproxy.com/ALRM/2026 Have the 11-digit Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Via Internet prior to the Annual Meeting: Go to WWW.fcrvote.com/ALRM Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. VOTING METHODS ALARM.COM HOLDINGS, INC. CONTROL NUMBER